SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                              ----------------

       Date of Report (Date of Earliest Event Reported) June 11, 2001
                                                        -----------------


                      NORTH FORK BANCORPORATION, INC.
----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-10458              36-3154608
-------------------------------   -----------------------   --------------
 (State or Other Jurisdiction    (Commission File Number)  (I.R.S. Employer
    of Incorporation)                                      Identification No.)


               275 Broadhollow Road Melville, New York     11747
           ----------------------------------------------------------
            (Address of Principal Executive Offices)     (Zip Code)


 (Registrant's Telephone Number, Including Area Code)    (631) 844-1004
                                                     ------------------------



ITEM 5.  OTHER EVENTS.

         On June 11, 2001, North Fork Bancorporation, Inc., a Delaware corporation ("North Fork") issued a joint press release with Commercial Bank of New York, a New York state chartered trust company ("Commercial Bank") announcing that they currently expect North Fork's acquisition of Commercial Bank to be completed in the fourth quarter of 2001. A copy of the press release is filed herewith as Exhibit 99.1 and the information set forth in the press release is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c)      Exhibits

         The following Exhibits are filed with this Current Report on Form
8-K:

Exhibit
Number       Description

99.1         Text of press release issued by North Fork on June 11, 2001.




                                 SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: June 12, 2001

                                        NORTH FORK BANCORPORATION, INC.


                                         By:   /s/ Daniel M. Healy
                                            ----------------------------
                                            Name:  Daniel M. Healy
                                            Title: Executive Vice President and
                                                   Chief Financial Officer



                               EXHIBIT INDEX

      Exhibit
      Number       Description

      99.1         Text of press release issued by North Fork on June 11, 2001.



                                                               Exhibit 99.1


                             NORTH FORK BANCORP
275 Broadhollow Road, Melville, NY 11747 (631) 844-1258 FAX (631) 844-1471

Contacts:

North Fork                                               Commercial Bank
Daniel M. Healy                                          Donald J. Linton
Executive Vice President and Chief Financial Officer     Comptroller
631-844-1258                                             212-409-3930


For Immediate Release
June 11, 2001

       THE ACQUISITION BY NORTH FORK OF COMMERCIAL BANK ESTIMATED TO
                       CLOSE IN EARLY FOURTH QUARTER

         New York, N.Y. -North Fork Bancorporation, Inc. (NYSE: NFB) and Commercial Bank of New York (NASDAQ: CBNY) announced today that they currently expect North Fork's acquisition of Commercial Bank to be completed in the fourth quarter of 2001. As previously reported, Commercial Bank will hold a special meeting of stockholders to vote upon a proposal to approve and adopt the merger agreement with North Fork on Wednesday, June 27, 2001 at 10:00 a.m., local time, at Commercial Bank's executive offices at 320 Park Avenue, 18th Floor, New York, New York. Pursuant to the merger agreement, North Fork will acquire Commercial Bank for $32.00 per share in cash.

         As previously disclosed, the parties originally expected to close in the third quarter. However, the Federal Reserve Board has advised the parties that the Federal Reserve must approve the transaction before it can be consummated and, accordingly, an application for such approval must be filed with the Federal Reserve. In light of the anticipated timing of Federal Reserve review of North Fork's application, and because the subscription offering for shares of CBNY Investment Services Corp. would commence only after all required regulatory approvals are obtained, the parties believe the transaction will not close prior to the fourth quarter. The subscription offering is currently expected to remain open for twenty days, and the closing of the subscription offering is expected to occur simultaneously with the closing of the merger of Commercial Bank and a wholly owned subsidiary of North Fork.

On May 18, 2001 CBNY Investment Services Corp. filed a registration statement with respect to the subscription offering of CBNY Investment Services Corp. common stock with the Securities and Exchange Commission ("SEC"). Investors and security holders are advised to read the registration statement, as well as any amendments thereto, carefully, because it contains important information regarding the subscription offering. Investors and security holders may obtain a free copy of the registration statement and other relevant documents relating to the subscription offering filed by CBNY Investment Services Corp. with the SEC at the SEC's Internet web site at www.sec.gov. The registration statement and such other documents may also be obtained for free from Commercial Bank by directing such request to: Commercial Bank of New York, 320 Park Avenue, New York, New York 10022, Attention: Corporate Secretary, telephone: (212) 308-9888.

No offer to buy the CBNY Investment Services Corp. common stock can be accepted and no part of the purchase price can be received until the registration statement relating to the CBNY Investment Services Corp. common stock has become effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.